UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2006

_______________________

MICROTEK MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_________________________

Georgia	0-24866	58-1746149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 Deerfield Parkway, Suite 300, Alpharetta, Georgia 30004
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (678) 896-4400

__________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 25, 2006, the Board of Directors and Compensation Committee of Microtek Medical Holdings, Inc. (the “Company”) acted to adopt non-substantive amendments to the Company’s 1992 Stock Option Plan, 1999 Long-Term Incentive Plan and 1999 Employee Stock Purchase Plan. These amendments clarify that antidilution adjustments to equity awards under those plans are required and not discretionary actions of the Company. The purpose of these amendments is to ensure that customary antidilution adjustments to equity awards resulting from certain corporate transactions such as a stock split or a stock dividend do not result in the modification of an equity award for purposes of Statement of Financial Accounting Standards No. 123R, “Share-Based Payments.” If these antidilution adjustments were characterized as a modification of an equity award, the modification could require the Company to record incremental compensation expense. The amendments are designed to remove the potential for modification accounting resulting from these types of corporate transactions.

On August 25, 2006, the Company entered into that certain Second Amendment to Shareholder Protection Rights Agreement (the “Second Amendment”) effective as of May 31, 2006 between the Company and SunTrust Bank, as “Rights Agent.” The sole purpose of the Second Amendment is to change the Rights Agent identified in the Shareholder Protection Rights Agreement (the “Rights Agreement”) dated as of December 20, 1996, between the Company and the Rights Agent, as amended, to Computershare Investor Services, LLC (“Computershare”), effective May 31, 2006, and to make certain changes in procedures pursuant to which a change in the Rights Agent may be effected under the Rights Agreement. This change in the Rights Agent was made because of the transfer by SunTrust to Computershare of its services as transfer agent of the Company.

A copy of the Second Amendment is included with this Current Report at Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
N/A

(b) Pro forma financial information.
N/A

(c) Shell company transactions.
N/A

(d) Exhibits.

Exhibit Number	Description

4.1	Second Amendment to Shareholder Protection Rights Agreement effective as of May 31, 2006 and entered into as of August 25, 2006 between Microtek Medical Holdings, Inc. and SunTrust Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTEK MEDICAL HOLDINGS, INC.

Date: August 25, 2006	By: /s/ Dan R. Lee
Dan R. Lee, Chairman, President and Chief
Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Amendment to Shareholder Protection Rights Agreement effective as of May 31, 2006 and entered into as of August 25, 2006 between Microtek Medical Holdings, Inc. and SunTrust Bank.